SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2003

LEHMAN ABS CORPORATION (as depositor under the Sale and Servicing Agreement, to be dated as of September 1, 2003, relating to the Fifth Third Home Equity Loan

Asset-Backed Notes, Series 2003-1)

LEHMAN ABS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	333-108503	13-3447441
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Federal Street

Boston, Massachusetts 02110

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 526-7000

Item 5.

OTHER EVENTS

Filing of Form T-1

On September 23, 2003, LEHMAN ABS CORPORATION (the “Company”) is filing a Form T-1 to designate Citibank, N.A. to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 and 307 of the Trust Indenture Act of 1939.  Form T-1 is annexed hereto as Exhibit 25.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

Information and Exhibits

Financial Statements of business acquired.

Not applicable.

Pro Forma financial information.

Not applicable.

Exhibit No.

Description

25

Form T-1 Statement of Eligibility under the Trust indenture Act of

1939, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEHMAN ABS CORPORATION

By:  /s/  Samir Tabet

Name:

Samir Tabet

Title:

Managing Director

Dated: September 23, 2003

Exhibit Index

Exhibit

Description

Page

25

Form T-1 Statement of Eligibility under the

Trust Indenture Act of 1939, as amended.

EXHIBIT 25